Annual Meeting of Shareholders Introduction & Welcome June 23, 2011

Annual Meeng of Shareholders  Introducon & Welcome   June 23, 2011   1

Forward Looking Statements   This presentation has been prepared for introductory informational purposes only. This presentation is being made available on a confidential basis to a limited number of qualified recipients. This presentation may not be used for any other purpose. Any reproduction or distribution of this presentation, in whole or in part, or any disclosure of its contents, without the prior written consent of Comstock Mining Inc., is prohibited.   Statements contained in this presentation, which are not historical facts, including statements about plans, goals and expectations regarding businesses and opportunities, new or existing business strategies, capital resources and future financial results, are "forward looking" as contemplated by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, including, but not limited to, changes in government regulation, generally accepted accounting principles, taxation, competition, general economic conditions and geopolitical conditions. Accordingly, actual results may differ materially from those projected or implied in the forward-looking statements.  This presentation does not constitute an offer or solicitation as to any securities. Any such offer shall be made only pursuant to definitive written private placement offering materials and in accordance with applicable securities laws. Any such securities will not be registered under the Securities Act of 1933 or any state securities law, will not be reviewed or approved by the Securities and Exchange Commission or any state securities law administrator, and will be not be offered or sold in any jurisdiction where it is unlawful to offer or sell such securities. Investors will need to conduct their own investigation thereof, including the merits and risks and the legality and tax consequences.   Comstock Mining Inc. assumes no obligation to update or correct the information contained in this presentation or such discussions.  NON_ GAAP FINANCIAL MEASURES   The term "total cash cost" is a non_ GAAP financial measure and is used on a per ounce of gold basis. Total cash cost is equivalent to direct operating cost as found on the Consolidated Statements of Operations and includes by_ product credits for payable silver, lead, and zinc production. We have included total cash cost information to provide investors with information about the cost structure of our mining operations. This information differs from measures of performance determined in accordance with GAAP in Canada and in the United States and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP. This measure is not necessarily indicative of operating profit or cash flow from operations as determined under GAAP and may not be comparable to similarly titled measures of other companies.   CAUTIONARY NOTE TO US INVESTORS CONCERNING ESTIMATES OF MINERAL RESOURCES   This presentation uses the terms “measured,” indicated,” and “inferred resources,” which are calculated in accordance with the Canadian National Instrument 43-101. The US Securities and Exchange Commission does not recognize these terms. The SEC permits U.S. mining companies to disclose only those mineral deposits that a company can economically and legally extract or produce. US investors are cautioned not to assume that any part or all of a measured, indicated or inferred resource exists or is economically or legally mineable.  QUALIFIED PERSON   Mr. Laurence G. Martin, AIPG Certified Professional Geologist #10985, a Qualified Person as defined under Canadian National Instrument 43-101, has reviewed and verified the technical contents of this report.   All dollar amounts are in US dollars unless otherwise noted. 2

Comstock Mining Meeting Agenda

COMSTOCK MINING INC

Welcome to the Comstock Lode District			
8:00 – 9:00 AM	Check-in & Breakfast Buffet		
9:30 – 10:15 AM	Introduction & Company Overview – Hotel Great Room		
10:30 – 11:30 AM	Board Trolley and Mine Tour, Head Down the Lode		
11:00 – 12:00 PM	Operations & Production Hotel Great Room	Exploration & Resource Planning Gold Hill Hall	Community Development In the Gazebo
11:45 – 1:00 PM	Lunch Buffet in the Dining Room		
12:45 - 1:45 PM	Board Trolley for Mine Tour, Head Down the Lode		
1:00– 2:00 PM	Operations & Production Hotel Great Room	Exploration & Resource Planning Gold Hill Hall	Community Development In the Gazebo
2:00 – 3:00 PM	Operations & Production Hotel Great Room	Exploration & Resource Planning Gold Hill Hall	Community Development In the Gazebo
3:00 – 4:00 PM	Board Trolley for Mine Tour, Head Down the Lode		
3:00 – 4:00 PM	Operations & Production Hotel Great Room	Exploration & Resource Planning Gold Hill Hall	Community Development In the Gazebo
4:30 – 5:00 PM	Global Gold Industry in the Great Room		
5:00 – 6:00 PM	Happy Hour		
6:00 – 8:00 PM	Dinner and Entertainment with Mark Twain and Squeek on Piano		

3

 2010 Achievements   § Established a goal of 3.25 million  g/e ounces and producon § Executed Reverse Stock Split (200 – 1)  § Completed Consolidaon of Land Posion    –  almost 6,100 acres of connuous, mineralized trend   § Reorganized Management & Built a Producon Ready Team   –  development, operaonal, regulatory and financial experience   § Converted All Senior Debt for Equity    § Raised over $35 million, fully funding our Business Plan § Listed on NYSE Amex Exchange § Expanded Resource Base and Exceponal Exploraon Rates   4

Our Focus   5

Our Near-Term Goal   Safely commence  Creating commercial mining and  processing operaons in  tremendous 2011 with annual  producon rates of 20,000  near-term gold equivalent ounces and  validate qualified resources  value  (at least measured and  indicated) and reserves of  3.25 million gold equivalent  ounces by 2013.   6

Team-based Incenves    Dual Trigger for all  intermediate objecves    – 20%-1.0MM*g/e ounces and   first gold pour  No Annual Bonuses or   – 20% - 1.5MM*g/e ounces and  Guaranteed Payments produce 15,000 g/e oz.per  No Individual Targets annum  Team-based Profit Sharing   – 20% - 2.0MM* g/e oz. per and  from Generated Cash Flow produce 17,500 g/e oz. per  annum  – 40%-3.25 MM* g/e ounces  and produe 20,000 g/e oz per  annum    Vest Only Upon Achievement of Both   Objectives of Our Goal 7

Management Team

COMSTOCK MINING INC

Core Team	Competencies & Experience
Corrado De Gasperis	▪ Chief Executive Officer, President and Principal Financial Officer of Comstock Mining since April 2010 ▪ Over 23 years of experience in manufacturing, metals and mining operational and financial management, construction project management and capital markets
Larry G. Martin, CPG	▪ Vice President of Exploration and Chief Geologist since 2008, Certified Professional Geologist (CPG) and designated Qualified Person (QP) ▪ Over 31 years of successful precious metal exploration, mine development and production experience including with Peter Kiewet Sons and Houston Oil and Minerals. Supervised exploration projects in Western U.S., Canada, Honduras, Liberia and Mexico
Clifford Nelson, Jr.	▪ Vice President of Operations, Bachelors Degree in Metallurgical Engineering and Materials Science ▪ Over 30 years of metallurgical and operational management experience with Inspiration Resources BHP & St. Andrew Goldfields
Michael N. Norred	▪ Vice President of Strategic Resource Planning, Founder and President of TECHBASE International, directing the Company's strategic resource planning, data integrity and quality and resource attestation ▪ Over 31 years of mine planning, resource definition and estimation and geological/statistical data management
Stephen J. Russell	▪ Senior Mine Geologist since 2010, Masters Degree, Geology, published on unique Western U.S. structural geology ▪ Over 34 years in geology, mining, and exploration with extensive Nevada mine planning and production experience
Dennis Anderson, CPG	▪ Director of Permitting and Environmental, Certified Professional Geologist (CPG); Designated Qualified Person (QP) ▪ Over 31 years of natural resource-based engineering geology with industry experience and as a regulator in Nevada State Government, Project Manager and senior engineer on numerous mine projects, development, reclamation plans and environmental assessments
Randy Harris	▪ Director of Safety,Certified by the International Society of Mine Safety Professionals, OSH Standards 1910 Level I&II, and international Loss Control ▪ Over 30 years in mine safety most recently he was the Safety Specialist for the State of Nevada Mine Safety
Dr. Edouard Zoutomou	▪ Process Manager , B.S. in Mining Engineering, M.S. in Metallurgical Engineering , Ph.D. in Mining Metallurgy ▪ Over 30 years of project and operations and metallurgical process engineering including management of a three-stage crushing operation, a 10 million sq.ft. heap

8

Board of Directors

Board of Directors	Competencies & Experience
John V. Winfield	▪Lead Investor, Chairman-elect, Comstock Mining Inc. ▪Chairman-of-the-Board, President and CEO if InterGroup Corporation Inc. and Co.'s Extensive experience as CEO of public companies; an entrepreneur, investor and financier, investor in Comstock Mining Inc., since 2004
Robert A. Reseigh	▪Director since 2008, Masters Degree in Mining Engineering: Colorado School Mines ▪Over 40 years of experience in the mining and underground construction industry (Peter Kiewit Sons, Atkinson Construction and The Barnard Companies). Extensive experience in mine development, deep shaft, drill and blast tunnel work
William J. Nance	▪Director since 2005, Chairman of the Audit and Compensation Committees; CPA ▪Over 40 years of experience in most phases of real estate restructuring, development and financing, and M&A
Scott H. Jolcover	▪Director since 2008, holds A.S. in Automotive Technology with further studies in Technical Industrial Education ▪Over 30 years of Nevada mining experience, land and mine acquisitions ▪General Manager of Plum Mining Co. LLC

9

World Class Advisory and Services Group   MINERAL INDUSTRY ADVISORS FINANCIAL SERVICES   Kenneth D. Moelis, Founder and CEO   Behre Dolbear, Mineral Industry Advisors Mark W. Henkels, Managing Director, Metals and Mining  GEOSTATISTICAL MODELING AUDITING AND ACCOUNTING   TECHBase International, Ltd. Terry Neil, Head of North American Mining Pracce   Michael Norred, Founder& President   METALLURGY LEGAL SERVICES   M. Ridgway Barker III, Partner, and Chair of the Corporate Finance and Gene McClelland, President and CEO McClelland Labs   Securities Practice Group   ASSAY INSURANCE SERVICES   George Burke, President Nick Conca, Managing Principal & New York Office Leader   STOCK EXCHANGE DESIGNATED MARKET MAKER   Bruce Poignant, Managing Director   10

COMSTOCK LODE DISTRICT   Underexplored, Producon Ready   11

The Historic Comstock District   § World Class Historic   Mineral District   –  Produced 8.2 million ounces of  gold and 192 million ounces of  silver  –  33 bonanza discoveries in the  1800’s   § Under-explored gold and silver  district in terms of modern  exploraon § Highly fragmented land  posions, locally mined   –  Over 400 companies (130  publicly traded) working in   the Comstock in the 1870’s   12

Reported Mineral Resource   Result of Behre Dolbear    Average Grade  Contained Ounces  66.03(1)   NI 43-101 report – August 2010   Tons  Au  Ag  Au  Ag  Au Eq Oz  (000’s)  (oz/ton)  (oz/ton)  (ounces)  (ounces)   Measured  13,430  0.032  0.372  425,000  4,990,000  500,000  Indicated  18,080  0.026  0.310  474,000  5,600,000  560,000  Measured and Indicated  31,510  0.029  0.336  899,000  10,590,000  1,060,000  Inferred  13,870  0.023  0.256  322,000  3,550,000  380,000  Historical  2,460  0.053  1.472  131,000  3,620,000  190,000   (1) Au Eq Oz using August 31, 2010 London PM prices  1,630,000   Result of Behre Dolbear    Average Grade  Contained Ounces  63.67(2)   NI 43-101 report – May 2010   Tons  Au  Ag  Au  Ag  Au Eq Oz  (000’s)  (oz/ton)  (oz/ton)  (ounces)  (ounces)   Measured  12,761  0.030  0.384  383,000  4,900,000  460,000  Indicated  10,152  0.025  0.353  254,000  3,584,000  310,000  Measured and Indicated  22,913  0.028  0.370  637,000  8,484,000  770,000  Inferred  6,613  0.018  0.244  122,000  1,612,000  147,000  Historical  1,920  0.041  0.959  79,000  1,842,000  108,000   (2) Au Eq Oz using May 14, 2010 NY closing prices  1,025,000   Current technical report (excludes all drill results since August 2010) 13

Two Near-Term Gold Projects   Lucerne Resource Area  Dayton Resource Area  1.2 million g/e oz.  0.2 million g/e oz.   –  2011 Starter Mine 4+ years  –  Near surface <230    –  Near surface, <500  –  Oxide ores  –  Oxide ores  –  Low Strip rao  –  Low Strip rao  –  Persistent, high grades  –  Persistent, high grades  –  Open on West. South and  –  Excellent Infrastructure   Northern borders and depth  –  Open on East and Northern  borders and depth   14

Lucerne Resource Starter Mine   The East-Side Phase I drilling program was completed  during February and March 2011, using three reverse  circulaon (RC) drilling rigs.  A total of 27 RC holes were  drilled, totaling 19,740 feet.  The East-Side Phase I program was designed to follow up  on the “beer than expected” results from the Spring  2010 drilling program.  Assays have been returned for the first twelve holes in  the program.  Significant mineralized intervals were  found in all twelve.    Comstock Mining discovers high-grade mineralizaon on East-Side, expanding Starter Mine life    15

Concentrated Known High Grades   High-grade discoveries accelerating as we step-out   16

Dayton Resource Area   The Dayton phase   one drilling program:   – completed between December 2010   and February 2011  – Total of 42 RC holes were drilled, totaling  19,476 feet  – Designed as north, middle, and south   east-west “drill fences”, or rows of drill  holes, spaced approx 750 feet apart  – Goals to confirm mineralizaon extended  to greater depths and also to validate the  company’s exploraon in the Dayton area  – Geology was logged on 5-foot intervals  from the RC chips, providing the  informaon for geological interpretaon  on each of the drill fences   17

American Flats - Permits in Place   Required Regulatory and    Environmental Permits Are Secured   –  Water Polluon Control Permit (Nevada Division   of Environmental Protecon (NDEP))  –  Mine Reclamaon Permit (Financial Assurance)  –  Air Quality Control Permit (NDEP)  –  Storm Water (Drainage) Permit (NDEP)  –  Water Rights (Nevada Division of Water Resources)  –  Arficial Pond Permit (Nevada Dept. of Wildlife)  –  Special Use Permit - Mine & Process Operaons  (Storey County)  –  State Mine Inspector Noce (NV Business & Ind.)  –  Federal Mine Inspector Noce (MSHA)   Applicaons Pending   –  Newly Required Mercury Air Quality Permit (NDEP)  –  Modified Water Polluon Control Permit (NDEP)  –  New Air Quality Control Permit (NDEP)   Current, inclusive permits provide short lead time to production   18

2011 Achievements and Objecves   Lucern Project   Q1  Q2  Q3/Q4   Updated drill results – East-side Phase I   Completed Dayton Phase I Drill Program   Connue East-Side Phase II Drill Program    NYSE AMEX lisng “LODE”      Mercury Permit     East side, Dayton Drilling Updated   Updated NI 43-101 Report     Air Quality Permit   Commence Producon Acvies     19

2011-2012 Use of Proceeds Use of Proceeds October March 31, (U.S. Dollars in millions) 2010 2011 $ 35.75 Mobile Mine Equipment 2.50 -- Leach Pad Expansion 2.50 -- Crushing Plant & Lab Refurbishment 3.00 0.17 Capital Items Related to Comstock Mining Production $ 8.00 0.17 Production Start-Up 4.00 -- Exploration & Mine Development 15.00 3.74 Land Acquisitions 4.00 1.40 General Corporate Purposes/Feasibility 1.75 1.12 Other Activity and Source Requirements to Begin Production $ 24.75 6.26 Transaction fees and related (incl. banking and legal) 3.00 3.18 Total Use of Proceeds $ 35.75 9.61 Cash On Hand $ 35.75 26.14 20

Expanding Investor Base   §  Expanded instuonal investor base   §  Listed on NYSE AMEX; further expanding the base §  Planned TSX lisng for Q3 2011 §  Retained Terre Partners for investor relaons §  Ancipang Expanded Research Coverage   –  Sean Weiss, Weiss Research (exisng)  –  Roger Wiegand, Trader Tracks (exisng)   –  Doug Thomas, JET Independent Research (exisng)  –  Alka Singh, Jennings Capital (site visited, pending)  –  Ron Stewart, Dundee Capital Securies (visits pending)  –  Adam Graf, Dahlman Rose (visits pending)   21

Investment Highlights   § Nevada's historically richest mining district and   underexplored by modern methods § Low risk jurisdicon § 6,099 acres of connuous mineralized trend  § Permied, producon-ready  § Near term gold producon and cash flow    § Robust development pipeline of high grade mul-ounce gold  and silver deposits § Strong management team with development, operaonal,  regulatory and financial experience § Well-capitalized balance sheet and significant near-term upside   22

Frank’s 5 M’s    23

Relave Valuaons   § Strong management team with development, operaonal, regulatory and  financial experience § Control substanally all of Nevada’s historically richest mining district and   underexplored by modern methods – 30+ Years of Projected Mine Life § NYSE Amex, stable, liquid valuaon,  near term upside § Well capitalized, strong cash posion    – Fully funding our stated objecves,  Crical Chain Dedicates Burn Rate    § 6,099 acres of connuous  mineralized trend    § Robust development pipeline of high grade mul-ounce gold and silver  deposits.  § It’s The Comstock, STUPID!!!  24

Poised for Producon Revaluaon   25

Annual Meeting of Shareholders June 23, 2011